Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. Sec. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Las Vegas Railway Express, Inc. (the “Company”) on Form 10-K for the year ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael A. Barron, Chief Executive Officer and I, Theresa Carlise, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Michael A. Barron
Michael A. Barron
Chief Executive Officer

/s/  Theresa Carlise
Theresa Carlise
Chief Financial Officer

Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. Sec. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Las Vegas Railway Express, Inc. (the “Company”) on Form 10-K for the year ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael A. Barron, Chief Executive Officer and I, John M. Zilliken, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Michael A. Barron
Michael A. Barron
Chief Executive Officer

/s/  John M. Zilliken
John M. Zilliken
Chief Financial Officer